Exhibit 99.2

                       PPL ELECTRIC UTILITIES CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
             ------------------------------------------------------

The pro forma information that follows is presented to give effect to the corporate realignment on the balance sheet and income statement of PPL Utilities. The pro forma results are based on assumptions set forth in the Notes to Unaudited Pro Forma Consolidated Financial Information below and are not necessarily indicative of the results of operations which would actually have occurred if the transactions had occurred in such periods, or which may exist or occur in the future.

The corporate realignment is described in Item 2 of this Current Report on Form 8-K, of which this Exhibit 99.2 is a part. From the perspective of PPL Utilities, the realignment involves the disposition and transfer of assets and liabilities associated with the generating and marketing portions of its existing business, as well as certain corporate assets and liabilities. The assets and liabilities were transferred to unregulated subsidiaries of PPL, the parent of PPL Utilities.

Specifically, PPL Utilities transferred generating, marketing and certain related assets and liabilities (including its investments in PPL EnergyPlus, LLC, PPL Interstate Energy Company, Realty Company of Pennsylvania, and Pennsylvania Mines Corporation) to its wholly-owned subsidiary, PPL Energy Funding. PPL Utilities then distributed its investment in PPL Energy Funding to PPL in a "tax-free spin-off."

PPL Utilities distributed certain other corporate assets (net of associated liabilities) to PPL, which PPL then contributed to PPL Services Corporation ("PPL Services"), a new subsidiary of PPL.

The distribution reflects the transfer of these assets and liabilities at book value, and will be recorded effective July 1. The actual distribution will be reflected in PPL Utilities' Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

The pro forma balance sheet gives effect to the distribution of PPL Utilities' investment in PPL Energy Funding as if the distribution was made on March 31, 2000. The adjustments are applied to the balance sheet at March 31, 2000, as set forth in PPL Utilities' Quarterly Report on Form 10-Q for the quarter ended March 31, 2000. Actual transfers will necessarily be dependent on account balances and capital structures at July 1, 2000. The adjusted balances at March 31, 2000 reflect the pro forma balances for the remaining business of PPL Utilities, principally the transmission and distribution of electricity to retail customers in its franchised territory in eastern and central Pennsylvania. The adjusted balance sheet also reflects the consolidated accounts of PPL Transition Bond Company, LLC, a wholly-owned subsidiary formed to issue transition bonds under the Act; PPL Capital Trust and PPL Capital Trust II, two Delaware statutory business trusts formed to issue preferred securities; and CEP Commerce, LLC.

Pro forma adjustments are also provided to the income statements for 1999 and for the three months ended March 31, 2000. The adjustments are to the income statements filed in the PPL Utilities' Annual Report on Form 10-K for the year ended December 31, 1999, and in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2000. The pro forma adjustments assume that the transfer was consummated at the beginning of the income statement periods. The adjusted income statements are intended to reflect the pro forma consolidated operations of the remaining portions of PPL Utilities.

The Notes to Unaudited Pro Forma Consolidated Financial Information provide additional descriptions of the balance sheet and income statement adjustments.

PPL ELECTRIC UTILITIES CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2000
(Millions of Dollars)

                                                                      PRO FORMA  NOTE
                                                       AS REPORTED   ADJUSTMENTS  REF    AS ADJUSTED
                                                      ------------  ---------------------------------
                                                       (Unaudited)
ASSETS
CURRENT ASSETS
  Cash and cash equivalents...........................      $37            $97    1)        $134
  Accounts receivable, net ...........................      328            (36)   1)         292
  Unbilled revenues...................................      287            (35)   1)         252
  Fuel, materials and supplies - at average cost......      164           (136)   1)          28
  Prepayments.........................................      171              0    1)         171
  Unrealized energy trading gains.....................       48            (48)   1)           0
  Other...............................................      131            (20)   1)         111
                                                      -----------     -----------      -----------
                                                          1,166           (178)              988
                                                      -----------     -----------      -----------

INVESTMENTS
  Loan to parent and its affiliates...................      476           (312)   2)         164
  Nuclear plant decommissioning trust fund............      269           (269)   3)           0
  Investment in unconsolidated affiliate at equity....       17            (17)   4)           0
  Other...............................................       12             (5)   5)           7
                                                      -----------     -----------      -----------
                                                            774           (603)              171
                                                      -----------     -----------      -----------

PROPERTY, PLANT AND EQUIPMENT
  Electric utility plant in service - net
    Transmission and distribution.....................    2,187            (37)   6)       2,150
    Generation........................................    1,628         (1,628)   6)           0
    General...........................................      210            (33)   6)         177
                                                      -----------     -----------      -----------
                                                          4,025         (1,698)            2,327
  Construction work in progress - at cost.............      132            (66)   6)          66
  Nuclear fuel owned and leased - net ................      136           (136)   6)           0
                                                      -----------     -----------      -----------
    Electric utility plant - net......................    4,293         (1,900)             2,393
  Gas and oil utility plant - net.....................       26            (26)   6)            0
  Other property - net................................       20            (16)   6)            4
                                                      -----------     -----------      -----------
                                                          4,339         (1,942)             2,397
                                                      -----------     -----------      -----------

REGULATORY ASSETS AND OTHER NONCURRENT ASSETS
  Recoverable transition costs........................    2,591              0             2,591
  Other...............................................      344            (10)   7)         334
                                                      -----------     -----------      -----------
                                                          2,935            (10)            2,925
                                                      -----------     -----------      -----------

                                                         $9,214        ($2,733)           $6,481
                                                      ===========     ===========      ===========

See Notes to Unaudited Pro Forma Consolidated Financial Information.

PPL ELECTRIC UTILITIES CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2000
(Millions of Dollars)

                                                                      PRO FORMA  NOTE
                                                       AS REPORTED   ADJUSTMENTS  REF    AS ADJUSTED
                                                      ------------  ---------------------------------
                                                       (Unaudited)
LIABILITIES AND EQUITY
CURRENT LIABILITIES
  Short-term debt.....................................     $116             $0              $116
  Short-term debt payable to affiliate................      279           (264)   8)          15
  Long-term debt......................................      357              0               357
  Above market NUG contracts..........................       98            (98)   9)           0
  Accounts payable....................................      228            (46)  10)         182
  Taxes and interest accrued..........................      209            (96)  10)         113
  Dividends payable...................................        6              0                 6
  Unrealized energy trading losses....................       54            (54)  10)           0
  Other...............................................      130            (36)  11)          94
                                                      -----------     -----------      -----------
                                                          1,477           (594)              883
                                                      -----------     -----------      -----------

LONG-TERM DEBT........................................    3,087              0             3,087
                                                      -----------     -----------      -----------

DEFERRED CREDITS AND OTHER NONCURRENT LIABILITIES
  Deferred income taxes and investment tax credits....    1,528           (779)  12)         749
  Above market NUG purchases..........................      651           (651)   9)           0
  Other...............................................      735           (509)  13)         226
                                                      -----------     -----------      -----------
                                                          2,914         (1,939)              975

COMMITMENTS AND CONTINGENT LIABILITIES                                       0
                                                      -----------     -----------      -----------

COMPANY-OBLIGATED MANDATORILY REDEEMABLE
  PREFERRED SECURITIES OF SUBSIDIARY TRUST
  HOLDING SOLELY COMPANY DEBENTURES...................      250              0               250
                                                      -----------     -----------      -----------

PREFERRED STOCK
  With sinking fund requirements......................       47              0                47
  Without sinking fund requirements...................       50              0                50
                                                      -----------     -----------      -----------
                                                             97                               97
                                                      -----------     -----------      -----------
SHAREOWNER'S COMMON EQUITY
  Common stock........................................    1,476              0             1,476
  Additional paid-in capital..........................       55              0                55
  Treasury stock......................................     (632)             0              (632)
  Earnings reinvested.................................      512           (200)  14)         312
  Accumulated other comprehensive income..............       (6)             0                (6)
  Capital stock expense and other.....................      (16)             0               (16)
                                                      -----------     -----------      -----------
                                                          1,389           (200)            1,189
                                                      -----------     -----------      -----------

                                                         $9,214        ($2,733)           $6,481
                                                      ===========     ===========      ===========

See Notes to Unaudited Pro Forma Consolidated Financial Information.

PPL ELECTRIC UTILITIES CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1999
(Millions of Dollars)

                                                                      PRO FORMA  NOTE
                                                       AS REPORTED   ADJUSTMENTS  REF    AS ADJUSTED
                                                      ------------  ---------------------------------
                                                        (Audited)

OPERATING REVENUES
  Electric............................................   $2,513          ($416)   1)      $2,097
  Wholesale energy marketing and trading..............    1,420         (1,420)   2)           0
  Energy related businesses...........................       19            (10)   3)           9
                                                      -----------     -----------      -----------
  Total...............................................    3,952         (1,846)            2,106
                                                      -----------     -----------      -----------

OPERATING EXPENSES
  Operation
    Electric fuel.....................................      445           (445)   4)           0
    Energy purchases for retail load and wholesale....    1,367           (492)   5)         875
    Other.............................................      621           (407)   6)         214
    Amortization of recoverable transition costs......      172              0               172
  Maintenance.........................................      195           (126)   6)          69
  Depreciation and amortization ......................      233           (132)   7)         101
  Taxes, other than income ...........................      153            (53)   8)         100
  Energy related businesses...........................       17             (9)   9)           8
                                                      -----------     -----------      -----------
  Total ..............................................    3,203         (1,664)            1,539
                                                      -----------     -----------      -----------

OPERATING INCOME .....................................      749           (182)              567

Other Income..........................................       97            (66)  10)          31
                                                      -----------     -----------      -----------

INCOME BEFORE INTEREST AND INCOME TAXES...............      846           (248)              598

Interest Expense......................................      214            (47)  11)         167
                                                      -----------     -----------      -----------

INCOME BEFORE INCOME TAXES AND EXTRAORDINARY ITEMS....      632           (201)              431

Income Taxes .........................................      151            (74)  12)          77
                                                      -----------     -----------      -----------

INCOME BEFORE EXTRAORDINARY ITEMS
  AND DIVIDENDS ON PREFERRED STOCK....................     $481          ($127)             $354
                                                      ===========     ===========      ===========

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

PPL ELECTRIC UTILITIES CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2000
(Millions of Dollars)

                                                                      PRO FORMA  NOTE
                                                       AS REPORTED   ADJUSTMENTS  REF    AS ADJUSTED
                                                      ------------  ---------------------------------
                                                       (Unaudited)
OPERATING REVENUES
  Electric............................................     $722          $(134)   1)        $588
  Natural gas.........................................       11            (11)   1)           0
  Wholesale energy marketing and trading..............      388           (388)   2)           0
  Energy related businesses...........................        6             (2)   3)           4
                                                      -----------     -----------      -----------
  Total...............................................    1,127           (535)              592
                                                      -----------     -----------      -----------

OPERATING EXPENSES
  Operation
    Electric fuel.....................................      112           (112)   4)           0
    Energy purchases for retail load and wholesale....      391           (133)   5)         258
    Other.............................................      135            (88)   6)          47
    Amortization of recoverable transition costs......       63              0                63
  Maintenance.........................................       39            (25)   6)          14
  Depreciation and amortization.......................       58            (34)   7)          24
  Taxes, other than income ...........................       55            (24)   8)          31
  Energy related businesses ..........................        6             (2)   9)           4
                                                      -----------     -----------      -----------
  Total...............................................      859           (418)              441
                                                      -----------     -----------      -----------

OPERATING INCOME .....................................      268           (117)              151
                                                      -----------     -----------      -----------

Other Income..........................................       11             (3)  10)           8
                                                      -----------     -----------      -----------

INCOME BEFORE INTEREST AND INCOME TAXES...............      279           (120)              159

Interest Expense......................................       61            (13)  11)          48
                                                      -----------     -----------      -----------

INCOME BEFORE INCOME TAXES............................      218           (107)              111

Income Taxes .........................................       81            (43)  12)          38
                                                      -----------     -----------      -----------

INCOME BEFORE DIVIDENDS ON PREFERRED STOCK............     $137           ($64)              $73
                                                      ===========     ===========      ===========

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

               PPL ELECTRIC UTILITIES CORPORATION AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
         ---------------------------------------------------------------

BALANCE SHEET ADJUSTMENTS

1) Adjustment reflects the transfer of current assets as part of the distribution, including fuel, spare parts and other inventories used in generation of electricity, as well as the asset positions of energy trading activities. The adjustment to cash and cash equivalents also reflects an additional $125 million from a note payable to PPL Capital Funding issued subsequent to March 31, 2000.
2) Adjustment reflects the transfer of notes and other receivables on the books of certain subsidiaries of PPL Energy Funding.
3) Adjustment reflects the transfer of the two nuclear decommissioning trust funds, which fund the future decommissioning of the Susquehanna generating station. The corresponding liability for accrued nuclear decommissioning costs is included in the adjustment of other non-current liabilities.
4) Adjustment reflects the transfer of the equity investment in Safe Harbor Water Power Corporation to PPL Holtwood, LLC.
5) Adjustment reflects the transfer of other investments as part of the distribution.
6) Adjustments reflect the transfer of steam, hydro and combustion-turbine generating plant, net of accumulated reserves for depreciation. Also reflected in the adjustment are generation-related transformers, leads, and circuit breakers; the balances of generation-related construction projects in progress; nuclear fuel; and oil/gas pipeline property.
7) Adjustment reflects the transfer of miscellaneous deferred debits for benefits and payroll.
8) Adjustment reflects the assumption by PPL Energy Funding of notes payable to affiliated companies. At March 31, 2000, PPL Utilities had a $300 million note payable to CEP Reserves, Inc., a wholly-owned subsidiary of PPL Energy Funding. This debt is being assumed by PPL Energy Funding as part of the realignment. At March 31, 2000, PPL Utilities had a $245 million note payable to PPL Capital Funding. PPL Utilities issued an additional $125 million note payable to PPL Capital Funding subsequent to March 31, 2000. This total $370 million debt to PPL Capital Funding is also being assumed by PPL Energy Funding. PPL Utilities' $300 million note payable to CEP Reserves, Inc. is intercompany debt that was eliminated in PPL Utilities' consolidated 'as reported' balance sheet at March 31, 2000. Therefore, the total adjustment represents the remaining $370 million of debt assumed by PPL Energy Funding, net of the $125 million debt incurred subsequent to March 31, 2000, plus the transfer of additional debt on the books of certain subsidiaries of PPL Energy Funding.
9) Adjustment reflects the transfer of a loss accrual to PPL EnergyPlus. PPL Utilities will continue to purchase power from non-utility generators under pre-existing contracts, at prices currently above market. PPL Utilities will then sell this power to PPL EnergyPlus at the same prices.

10) Adjustment reflects the transfer of current liabilities, including: (1) accounts payable for fuel, spare parts and other inventories used in the generation of electricity; (2) accrued taxes and interest associated with unregulated activities; and (3) liability positions of energy trading activities.
11) Adjustment reflects the transfer of various accrued liabilities including payroll and benefit-related liabilities, air pollution control emission fees, and nuclear decommissioning fees.
12) Adjustment reflects the transfer of deferred income taxes associated with the transferred generating plant and related assets.
13) Adjustment reflects the transfer of deferred credits for nuclear decommissioning to a PPL Generation subsidiary and certain retirement plans liabilities to PPL Services.
14) Reflects net distribution to common stockholder of investment in PPL Energy Funding, as well as the transfer of certain assets and liabilities to PPL Services.

               PPL ELECTRIC UTILITIES CORPORATION AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
         ---------------------------------------------------------------

INCOME STATEMENT ADJUSTMENTS

1) Adjustment reflects the elimination of revenues from unregulated retail electricity and gas sales by PPL EnergyPlus. Remaining retail revenues are from the transmission and distribution of electricity in PPL Utilities' franchised territory in Pennsylvania, as well as from providing electricity as a PLR for customers who have not selected an alternate supplier under the Act.
2) Adjustment reflects the elimination of the revenues associated with the unregulated wholesale marketing business transferred to PPL EnergyPlus.
3) Adjustment reflects the elimination of revenues from energy-related businesses of PPL Interstate Energy Company.
4) Adjustment reflects the elimination of expenses for fuel to operate the generating stations. After realignment, fuel expense will be incurred by the generating subsidiaries of PPL Generation.
5) Adjustment reflects the elimination of external purchases of energy to meet retail and wholesale load, as well as for energy trading purposes. After realignment, these expenses will be incurred by PPL EnergyPlus. This reduction is partially offset by additional expense for the purchase of electricity from PPL EnergyPlus to meet PPL Utilities' obligation as a PLR. This intercompany purchase by PPL Utilities under a power sales agreement is valued at the applicable shopping credits plus nuclear decommissioning costs minus state taxes.
6) Adjustment reflects the elimination of other operation and maintenance expenses associated with generation and marketing functions. These amounts reflect the direct expenses incurred by these functions, direct corporate support, and allocations of corporate overheads.
7) Adjustment reflects the elimination of depreciation expense associated with generation facilities.
8) Adjustment reflects the elimination of PPL EnergyPlus' gross receipts tax related to its retail sales and of PPL Energy Funding's share of other taxes.
9) Adjustment reflects the elimination of expenses from energy-related businesses of PPL Interstate Energy Company and PPL EnergyPlus.
10) Adjustment reflects the elimination of the pre-tax gain on the sale of the Sunbury fossil generating station in 1999 and other non-operating income of businesses transferred out of PPL Utilities.
11) Adjustment reflects the elimination of interest expense associated with debt assumed by unregulated affiliates as part of the realignment.
12) Adjustment reflects the elimination of income taxes associated with the generation and marketing functions, including taxes on the sale of the Sunbury station in 1999.